EXHIBIT 10.2
                                                                    ------------

                             1995 STOCK OPTION PLAN

                                       OF

                        ARISTO INTERNATIONAL CORPORATION


                      1.  PURPOSES  OF THE PLAN.  This  stock  option  plan (the
          "Plan") is designed to provide an incentive to employees of Aristo International Corporation, a Delaware corporation (the "Company"), and its present subsidiary, Borta, Inc., a Delaware corporation ("Borta"), and any future subsidiary corporations of the Company, as defined in Paragraph 19 ("Subsidiaries"), to increase their interest in the welfare of the Company and Borta and to offer an additional inducement in obtaining and retaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

                      2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

                      3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors designated by the Board of Directors to administer the Plan (collectively, the "Committee"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                      Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the employees who shall receive Employee Options (as defined in Paragraph 19); the times when they shall receive options; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; whether to accelerate the date of exercise of any installment; whether shares of Common



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          Stock may be issued on exercise of an option as partly  paid,  and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, Borta and Subsidiaries, to financial objectives for the Company, Borta, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company, Borta or any Subsidiaries, and to determine whether such contingencies have been met; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be final, conclusive and binding on all persons, including the Company, Borta, any Subsidiary, grantees, any person claiming any rights under the Plan from or through any grantee and stockholders, and any controversy or claim arising out of or related to this Plan or the options granted hereunder shall be determined unilaterally by, and at the sole discretion of, the Committee.

                      No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option granted hereunder. In addition, the Company shall indemnify and hold harmless each member and former member of the Committee from and against any liability, claim for damages and expenses in connection therewith by reason of any such action, failure to act or determination under or in connection with the Plan or any option granted hereunder to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, by-laws and applicable law.



                      4. ELIGIBILITY FOR ISO'S. The Committee may from time to time, consistent with the purposes of the Plan, grant options which are ISO's to employees of the Company, Borta or any Subsidiaries, who are either (a) employees of the Company, Borta or any Subsidiary on the date on which this Plan become effective (the "Effective Date") or
          (b) employees of the Company, Borta or any Subsidiary for a period of more than one year. Such options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of Borta or any Subsidiary, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which



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          they were  granted.  Any option (or the  portion  thereof)  granted in excess of such amount shall be treated as a NQSO.

                      5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided further that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of Borta, any Subsidiary, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                      The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of the Common Stock on such day on NASDAQ, or
          (ii) if such information is not available, the average between the highest bid and the lowest asked prices per share for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided,however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee.

                      6. TERM. The term of each option granted pursuant to the Plan shall be for a period of five (5) years. Options shall be subject to earlier termination as hereinafter provided.

                      7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor and any income tax required to be withheld (a) in cash or by certified check, or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised and any income tax required to be withheld, or with any combination of cash, certified check, bank draft, wire transfer or postal or express money


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          order payable to the order of the Company,  or shares of Common Stock.
          In such case, the fair market value of the Common Stock shall be determined in accordance with Paragraph 5.

                      A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                      In no case may a fraction of a share of Common Stock be purchased or issued under the Plan. The number of shares of Common Stock which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on shares set forth in Paragraph 2.

                      8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option whose employment with the Company, Borta and any Subsidiaries has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within thirty (30) days after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Employee Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee of the Company, Borta or any Subsidiary (regardless of having been transferred from one corporation to another).

                      For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                      Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of the Company, Borta or any Subsidiary, or interfere in any way with any right of the Company, Borta or any Subsidiary to terminate the holder's


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          relationship at any time for any reason  whatsoever  without liability to the Company, Borta or any Subsidiary.

                      9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by the Company, Borta or any Subsidiary, (b) within thirty (30) days after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his Employee Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment has terminated by reason of Disability may exercise his Employee Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                      10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

                      The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                      In addition,  if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or



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          in part unless such listing, qualification,  consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                      11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

                      12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Not-withstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan and the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

                      13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on July 27, 1995. No option may be granted under the Plan after July 27, 2000. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code or to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                      14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

                      15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal,


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          state and local  income taxes or other  amounts  incurred by reason of
          the  grant  or  exercise  of  an  option,  its  disposition,   or  the
          disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

                      16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

                      The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                      17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

                      18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

                      19.  DEFINITIONS.

                           (a) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                           (b) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, Borta or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.




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                           (c) Disability.  The term  "Disability"  shall mean a
          permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                           (d) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a employee of the Company, Borta or any Subsidiary.

                           (e) Legal Representative. The term "Legal Representa-tive" shall mean, with respect to an optionee, his executor, administrator or other person at the time entitled by law to his rights under an option granted pursuant to the Plan.

                      20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Dela- ware, without regard to conflict of law provisions.

                      21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.
















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